UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 21, 2016

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DIFFUSION PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2020 Avon Court, #4 Charlottesville, Virginia	22902
(Address of principal executive offices)	(Zip Code)

(434) 220-0718

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Diffusion Pharmaceuticals Inc. (the “Company”) was held on July 21, 2016. A quorum was present at the Annual Meeting. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on June 10, 2016 (the “Proxy Statement”), were: (1) to elect five persons to serve as directors until the Company’s 2017 Annual Meeting of Stockholders or until their respective successors are elected and qualified; (2) to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016; (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers during the year ended December 31, 2015, as disclosed in the Proxy Statement; (4) to approve an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the shares of the Company’s common stock, par value $0.001 per share, at a ratio of not less than 1-to-2 and not greater than 1-to-20, with the exact ratio and effective time of the reverse stock split to be determined by the Company’s Board of Directors, if at all; (5) to approve an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by (i) 2,500,000 shares immediately and (ii) 4.0% of the total shares of the Company’s common stock outstanding as of December 31 on each subsequent January 1 through the term of the plan; (6) to approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 4. At the Annual Meeting, the Company’s stockholders approved the six proposals, and the final results were as follows:

(1)	Election of five persons to serve as directors until the Company’s 2017 Annual Meeting of Stockholders or until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
David G. Kalergis	68,029,515	54,600	1,836,525
John L. Gainer, Ph.D.	68,009,515	74,600	1,836,525
Robert Adams	67,706,908	377,207	1,836,525
Mark T. Giles	68,021,922	62,193	1,836,525
Alan Levin	68,029,515	54,600	1,836,525

(2)	Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016:

For	Against	Abstain
69,864,997	26,512	29,131

(3)	Approval, on an advisory basis, of the compensation of the Company’s named executive officers during the year ended December 31, 2015, as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
67,957,053	105,365	21,697	1,836,525

(4)

Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the shares of the Company’s common stock, par value $0.001 per share, at a ratio of not less than 1-to-2 and not greater than 1-to-20, with the exact ratio and effective time of the reverse stock split to be determined by the Company’s Board of Directors, if at all:

For	Against	Abstain
66,540,254	3,371,633	8,753

(5)

Approval of an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by (i) 2,500,000 shares immediately and (ii) 4.0% of the total shares of the Company’s common stock outstanding as of December 31 on each subsequent January 1 through the term of the plan:

For	Against	Abstain	Broker Non-Votes
65,389,228	1,355,861	1,339,026	1,836,525

(6)	Approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 4:

For	Against	Abstain
68,386,245	199,817	1,334,578

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 22, 2016	DIFFUSION PHARMACEUTICALS INC.

By:	/s/ David G. Kalergis
Name: David G. Kalergis
Title: Chief Executive Officer